Exhibit 99.1

        Schedules showing the effect on net sales and operating income of changes in reportable segments for quarterly periods of 2007, full year 2007, and full year 2006.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Segment net sales reclassification                Filtration Technologies      Effect of
          Quarter ended                               Reclassified to          change in        Segment totals
          March 31, 2007           As previously        Discontinued           Reportable       based on 2008
            USD 000's                 reported           Operations             Segments        classification
---------------------------------------------------------------------------------------------------------------
Paper Machine Clothing                182,306                                  (3,675)             178,631
Albany Door Systems                    34,494                                                       34,494
Applied Technologies                   40,938              (7,124)            (33,814)                  --
Engineered Fabrics                                                             25,531               25,531
Engineered Composites                                                           7,775                7,775
PrimaLoft(R) Products                                                           4,183                4,183
---------------------------------------------------------------------------------------------------------------
Total                                 257,738              (7,124)                 --              250,614
---------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
     Segment operating                           Filtration                                             Included operating
  income reclassification                       Technologies         Effect of                               costs for
       Quarter ended                          Reclassified to        change in        Segment totals     restructuring and
       March 31, 2007         As previously     Discontinued        Reportable         based on 2008        performance
         USD 000's              reported         Operations          Segments         classification   improvement initiatives
------------------------------------------------------------------------------------------------------------------------------
Paper Machine Clothing           27,078                                (536)              26,542                6,846
Albany Door Systems               1,732                                                    1,732                   --
Applied Technologies              4,321            (538)             (3,783)                  --                   --
Engineered Fabrics                                                    4,424                4,424                   --
Engineered Composites                                                  (615)                (615)                  --
PrimaLoft(R) Products                                                   510                  510                   --
Research expenses                (5,012)                                                  (5,012)                  --
Unallocated expenses            (12,060)                                                 (12,060)               2,469
------------------------------------------------------------------------------------------------------------------------------
Total                            16,059            (538)                 --               15,521                9,315
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Segment net sales reclassification                Filtration Technologies      Effect of
          Quarter ended                               Reclassified to          change in        Segment totals
          June 30, 2007            As previously        Discontinued           Reportable       based on 2008
            USD 000's                 reported           Operations             Segments        classification
---------------------------------------------------------------------------------------------------------------
Paper Machine Clothing                188,667                                    (4,268)           184,399
Albany Door Systems                    33,324                                                       33,324
Applied Technologies                   45,278              (10,590)             (34,688)                --
Engineered Fabrics                                                               25,842             25,842
Engineered Composites                                                             7,143              7,143
PrimaLoft(R) Products                                                             5,971              5,971
---------------------------------------------------------------------------------------------------------------
Total                                 267,269              (10,590)                  --            256,679
---------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
     Segment operating                           Filtration                                             Included operating
  income reclassification                       Technologies        Effect of                                costs for
       Quarter ended                          Reclassified to       change in         Segment totals     restructuring and
       June 30, 2007          As previously     Discontinued        Reportable         based on 2008        performance
         USD 000's              reported         Operations          Segments         classification   improvement initiatives
------------------------------------------------------------------------------------------------------------------------------
Paper Machine Clothing            24,279                               (687)              23,592                 5,049
Albany Door Systems               (2,189)                                                 (2,189)                2,224
Applied Technologies               4,617           (995)             (3,622)                  --                    --
Engineered Fabrics                                                    4,429                4,429                    --
Engineered Composites                                                (1,697)              (1,697)                   --
PrimaLoft(R) Products                                                 1,577                1,577                    --
Research expenses                 (5,705)                                                 (5,705)                   --
Unallocated expenses             (14,100)                                                (14,100)                4,782
------------------------------------------------------------------------------------------------------------------------------
Total                              6,902           (995)                 --                5,907                12,055
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Segment net sales reclassification                Filtration Technologies    Effect of
          Quarter ended                               Reclassified to        change in        Segment totals
       September 31, 2007           As previously        Discontinued        Reportable       based on 2008
            USD 000's                 reported           Operations           Segments        classification
---------------------------------------------------------------------------------------------------------------
Paper Machine Clothing                193,377                                  (4,300)           189,077
Albany Door Systems                    37,363                                                     37,363
Applied Technologies                   45,512              (11,292)           (34,220)                --
Engineered Fabrics                                                             25,219             25,219
Engineered Composites                                                           9,341              9,341
PrimaLoft(R) Products                                                           3,960              3,960
---------------------------------------------------------------------------------------------------------------
Total                                 276,252              (11,292)                --            264,960
---------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
     Segment operating                           Filtration                                             Included operating
  income reclassification                       Technologies        Effect of                                costs for
       Quarter ended                          Reclassified to       change in         Segment totals     restructuring and
    September 30, 2007       As previously     Discontinued        Reportable         based on 2008        performance
         USD 000's              reported         Operations          Segments         classification   improvement initiatives
------------------------------------------------------------------------------------------------------------------------------
Paper Machine Clothing            16,776                               (890)              15,886              18,195
Albany Door Systems                  (99)                                                    (99)              1,085
Applied Technologies               3,701           (1,167)           (2,534)                  --                  --
Engineered Fabrics                                                    4,429                4,429                 452
Engineered Composites                                                (1,309)              (1,309)                 --
PrimaLoft(R) Products                                                   304                  304                  --
Research expenses                 (5,892)                                                 (5,892)                308
Unallocated expenses             (12,277)                                                (12,277)              2,328
------------------------------------------------------------------------------------------------------------------------------
Total                              2,209           (1,167)               --                1,042              22,368
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Segment net sales reclassification                Filtration Technologies      Effect of
          Quarter ended                               Reclassified to           change in       Segment totals
        December 31, 2007           As previously        Discontinued          Reportable       based on 2008
            USD 000's                 reported           Operations             Segments        classification
---------------------------------------------------------------------------------------------------------------
Paper Machine Clothing                    199,172                              (4,000)             195,172
Albany Door Systems                        47,771                                                   47,771
Applied Technologies                       44,775          (12,067)           (32,708)                  --
Engineered Fabrics                                                             24,914               24,914
Engineered Composites                                                           8,696                8,696
PrimaLoft(R) Products                                                           3,098                3,098
---------------------------------------------------------------------------------------------------------------
Total                                     291,718          (12,067)                --              279,651
---------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
     Segment operating                           Filtration                                             Included operating
  income reclassification                       Technologies         Effect of                               costs for
       Quarter ended                          Reclassified to        change in        Segment totals     restructuring and
     December 31, 2007       As previously      Discontinued        Reportable         based on 2008        performance
         USD 000's              reported         Operations          Segments         classification   improvement initiatives
------------------------------------------------------------------------------------------------------------------------------
Paper Machine Clothing             22,416                              (462)              21,954               8,753
Albany Door Systems                 5,489                                                  5,489                  23
Applied Technologies                1,668          (1,552)             (116)                  --                  --
Engineered Fabrics                                                    2,952                2,952                 290
Engineered Composites                                                (2,662)              (2,662)                 --
PrimaLoft(R) Products                                                   288                  288                  --
Research expenses                  (6,728)                                                (6,728)                 --
Unallocated expenses              (10,566)                                               (10,566)              1,061
------------------------------------------------------------------------------------------------------------------------------
Total                              12,279          (1,552)               --               10,727              10,127
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Segment net sales reclassification                Filtration Technologies      Effect of
           Year ended                                  Reclassified to         change in        Segment totals
        December 31, 2007           As previously        Discontinued          Reportable        based on 2008
            USD 000's                 reported           Operations             Segments        classification
----------------------------------------------------------------------------------------------------------------
Paper Machine Clothing                763,522                                   (16,243)            747,279
Albany Door Systems                   152,952                                                       152,952
Applied Technologies                  176,503              (41,073)            (135,430)                 --
Engineered Fabrics                                                              101,506             101,506
Engineered Composites                                                            32,955              32,955
PrimaLoft(R) Products                                                            17,212              17,212
----------------------------------------------------------------------------------------------------------------
Total                               1,092,977              (41,073)                  --           1,051,904
----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
     Segment operating                           Filtration                                             Included operating
  income reclassification                       Technologies         Effect of                               costs for
         year ended                           Reclassified to        change in        Segment totals     restructuring and
     December 31, 2007       As previously      Discontinued        Reportable         based on 2008        performance
         USD 000's              reported         Operations          Segments         classification   improvement initiatives
------------------------------------------------------------------------------------------------------------------------------
Paper Machine Clothing            90,549                               (2,575)            87,974                38,843
Albany Door Systems                4,933                                                   4,933                 3,332
Applied Technologies              14,307           (4,252)            (10,055)                --                    --
Engineered Fabrics                                                     16,234             16,234                   742
Engineered Composites                                                  (6,283)            (6,283)                   --
PrimaLoft(R) Products                                                   2,679              2,679                    --
Research expenses                (23,337)                                                (23,337)                  308
Unallocated expenses             (49,003)                                                (49,003)               10,640
------------------------------------------------------------------------------------------------------------------------------
Total                             37,449           (4,252)                 --             33,197                53,865
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Segment net sales reclassification                Filtration Technologies      Effect of
           Year ended                                  Reclassified to         change in        Segment totals
        December 31, 2006           As previously        Discontinued          Reportable        based on 2008
            USD 000's                 reported           Operations             Segments        classification
----------------------------------------------------------------------------------------------------------------
Paper Machine Clothing                 737,070                                 (15,832)             721,238
Albany Door Systems                    124,646                                                      124,646
Applied Technologies                   149,742             (24,631)           (125,111)                  --
Engineered Fabrics                                                              97,638               97,638
Engineered Composites                                                           25,898               25,898
PrimaLoft(R) Products                                                           17,407               17,407
----------------------------------------------------------------------------------------------------------------
Total                                1,011,458             (24,631)                 --              986,827
----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
     Segment operating                           Filtration                                             Included operating
  income reclassification                       Technologies         Effect of                               costs for
         year ended                           Reclassified to        change in        Segment totals     restructuring and
     December 31, 2006       As previously      Discontinued        Reportable         based on 2008        performance
         USD 000's              reported         Operations          Segments         classification   improvement initiatives
------------------------------------------------------------------------------------------------------------------------------
Paper Machine Clothing           130,330                               (2,997)            127,333              5,026
Albany Door Systems                5,931                                                    5,931                 --
Applied Technologies              15,299            34                (15,333)                 --                 --
Engineered Fabrics                                                     18,182              18,182                 --
Engineered Composites                                                  (3,142)             (3,142)                --
PrimaLoft(R) Products                                                   3,290               3,290                 --
Research expenses                (21,628)                                                 (21,628)                --
Unallocated expenses             (39,645)                                                 (39,645)             1,397
------------------------------------------------------------------------------------------------------------------------------
Total                             90,287            34                     --              90,321              6,423
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
        Operating assets                                 Filtration
        reclassification                                Technologies           Effect of
              As of                                    Reclassified to         change in        Segment totals
        December 31, 2007           As previously        Discontinued          Reportable        based on 2008
            USD 000's                 reported           Operations             Segments        classification
----------------------------------------------------------------------------------------------------------------
Paper Machine Clothing                1,632,968                                 (23,710)           1,609,258
Albany Door Systems                     110,319                                                      110,319
Applied Technologies                    260,429            (48,707)            (211,722)                  --
Engineered Fabrics                                                              159,012              159,012
Engineered Composites                                                            64,539               64,539
PrimaLoft(R) Products                                                            11,881               11,881
Assets of discontinued operations                           48,707                                    48,707
Reconciling items                      (476,739)                                                    (476,739)
----------------------------------------------------------------------------------------------------------------
Total                                 1,526,977                 --                   --            1,526,977
----------------------------------------------------------------------------------------------------------------